SEC File No. 0-18995

                    SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
   [ ]  Preliminary Proxy Statement
   [X]  Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                INTERLINE RESOURCES CORPORATION
        (Name of Registrant as Specified In Its Charter)

                INTERLINE RESOURCES CORPORATION
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
   [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        or 14a-6(j)(2).
   [  ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
   [  ] Fee computed on table below per Exchange Act Rule
        14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies: N/A

        2)     Aggregate number of securities to which
transaction applies: N/A

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-
          11: N/A

        4)      Proposed maximum aggregate value of transaction: N/A

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting free was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid: N/A

        2)     Form, Schedule or Registration Statement No.: N/A

        3)     Filing Party: N/A

                INTERLINE RESOURCES CORPORATION
         NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                    To Be Held June 21, 1996


TO THE SHAREHOLDERS OF INTERLINE RESOURCES CORPORATION:


     The Annual Meeting of the Shareholders of Interline
Resources Corporation (the "Company") will be held at 160 West
Canyon Crest Road, Alpine, Utah, on June 21, 1996, at 2:00 p.m.
local time, for the following purposes:

     1. To elect five (5) directors each to serve until the 1997 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified.

     2. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 17, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                              By Order of the Board of Directors


                              /s/ Michael R. Williams
                              Chief Executive Officer
Alpine, Utah
May 24, 1996

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                INTERLINE RESOURCES CORPORATION
                   160 West Canyon Crest Road
                       Alpine, UT  84004
                          ____________

                        PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                          ____________

                    To Be Held June 21, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Interline Resources Corporation, a Utah corporation, (the "Company") to be voted at the Annual Meeting of Shareholders to be held June 21, 1996 and at any adjournment(s) thereof. The Annual Meeting of Shareholders (the "Meeting") will be held at the Company's offices at 160 West Canyon Crest Road, Alpine, Utah 84004 at 2:00 p.m. local time. This Proxy Statement, the Notice of Annual Meeting of Shareholders and the Proxy were first sent or given to the Company's shareholders on or about May 24, 1996.

     The sole matter to come before the Meeting is the election of five (5) directors to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and thereafter until their successors are elected and are qualified.

               RECORD DATE AND VOTING SECURITIES

     The securities of the Company entitled to vote at the Meeting consist of shares of the Company's common stock, $.005 par value. Only shareholders of record at the close of business on May 17, 1996, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting. On the record date the Company had outstanding 13,951,052 shares of common stock. See "Principal Shareholders and Security Ownership of Management" for information concerning beneficial ownership of the Company's stock.

     Assuming a quorum is present, the five (5) nominees receiving the greatest number of votes cast by the holders of the common stock will be elected as directors. There will be no cumulative voting in the election of directors.

     Abstentions are treated as present and entitled to vote at the Meeting. Therefore, abstentions will be counted in determining whether a quorum is present and will have the effect of a vote against a matter. A broker non-vote on a matter (i.e., shares held by brokers, on matters requiring a minimum number of votes for approval (but not the election of directors) or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) is considered not entitled to vote on that matter and, thus, will not be counted in determining whether a quorum is present or whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

     All Proxies received pursuant to this solicitation will be voted at the Meeting and at any adjournments thereof as indicated in the Proxy. If no instructions are given, the persons named in the Proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed below.

                    REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

             GENERAL INFORMATION ABOUT THE COMPANY

     The Company is a Utah corporation with its principal and executive offices located at 160 West Canyon Crest Road, Alpine, Utah 84004 (801) 756-3031. Interline Resources Corporation (the "Company"), a Utah corporation, is engaged in three (3) areas of business: contaminated oil refining, oil and gas operations and industrial and commercial construction. During 1995, the Company formed three (3) separate subsidiaries to operate the three (3) different areas of business. Interline Hydrocarbon Inc., a Wyoming corporation, is the subsidiary that owns the used oil refining technology. Interline Energy Services Inc., a Wyoming corporation, manages the oil and gas operations in Utah and Wyoming. Gagon Mechanical, a Utah corporation, participates in three (3) areas of construction: industrial, commercial and manufacturing.

     The Company has invested substantial resources commercializing a used oil refining technology and has signed licensing or joint venture agreements with Genesis Petroleum (a subsidiary of Quaker State), Gadgil Western Corporation of India, Whelan Environmental Services of England and Dukeun Industrial Company of South Korea.

     The Company's main oil and gas operations consist of natural gas gathering, natural gas processing and oil well production. The central areas of business are conducted at its Well Draw Gas Plant located near Douglas, Wyoming; the Monument Butte Gathering system located near Roosevelt, Utah; and the Roseland Wells, also located within the Monument Butte area.

     The Company is also engaged in the construction industry through its wholly owned Gagon Mechanical Contractors Subsidiary. Gagon provides expertise and resources necessary for the construction of refineries sold by the Company. The subsidiary specializes in industrial and commercial construction of mechanical systems, such as heating, air conditioning, process piping and plumbing.

     The total revenues, total assets and total stockholders' equity for the past five (5) years are as follows:

     Year           Total Revenues      Total Assets      Stockholders'
                                                          Equity

     1995           $20,405,802         $18,279,147       $7,983,626
     1994           $11,091,172         $13,931,218       $7,115,740
     1993           $9,740,815          $9,404,667        $4,597,094
     1992           $8,489,768          $4,603,980        $2,424,653
     1991           $5,475,017          $4,277,247        $1,436,670


                   PRINCIPAL SHAREHOLDERS AND
                SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding shares of the Company's common stock owned beneficially as of May 17, 1996 by each director and nominee for director, each of the executive officers, all officers and directors as a group and each person known by the Company to beneficially own 5% or more of the outstanding shares of the Company's common stock:

     Name and Address                                           Percentage
     of Beneficial Owner             Shares Owned(1)                 Owned

 Michael R. Williams(2)(3)                 3,306,363                22%
 160 W. Canyon Crest Rd.
 Alpine, UT  84004

 Maurice D. Sabbah(2)(4)                   2,370,416                16%
 c/o 461 Fifth Avenue
 New York, NY

 Freddy H. Robinson(2)(5)                          0                 0%
 P.O. Box 19608
 Greensboro, NC  27419

 Alan Gressel(2)                                   0                 0%
 2777 Broadway Ave.
 Cleveland, OH  44115

 R. LaMar Gagon(2)(6)                        291,312                 2%
 8531 South 700 West
 Sandy, UT 84070

 Gearle D. Brooks(7)                         981,294                 7%
 8531 South 700 West
 Sandy, UT 84070

 All Officers and Directors                5,724,001                25%
 as a Group (4 persons)
 Total Shares Issued and                  14,843,469                39%
   Outstanding(1)

     (1) As of May 17, 1996 there were 13,951,052 shares of the Company's common stock issued and outstanding. Under the rules of the Securities and Exchange Commission, for purposes of calculating the beneficial ownership of shares of the Company's common stock by any person, all shares issuable to that person upon the exercise of options, warrants and conversion rights (if they are exercisable within sixty days) are deemed to be issued and outstanding.

     (2) These individuals are the officers and directors of the Company.

     (3) Mr. Williams is the Company's Chief Executive Officer. The number of shares indicated as owned by Mr. Williams includes 2,911,198 beneficially owned, 15,165 owned by his minor children and 380,500 shares issuable upon the exercise of currently exercisable options. Mr. Williams has an agreement with Maurice D. Sabbah pursuant to which he has agreed to vote all shares to which he has voting power in favor of the election of Mr. Sabbah and Freddy H. Robinson as directors of the Company. See "Certain Relationships and Related Transactions."

     (4) Includes 2,052,666 shares which are owned directly by Mr. Sabbah and 67,750 shares which may be issued upon the conversion of an outstanding debt instrument and 250,000 shares issuable upon exercise of a warrant issued by the Company. The number of shares indicated excludes 29,000 shares owned by Mr. Sabbah's daughter and 25,000 shares owned by Mr. Sabbah's wife, as to both of which Mr. Sabbah disclaims beneficial ownership, and any shares issuable upon conversion of an aggregate of $4,000,000 of debt instruments issued by the Company which are not convertible within the next sixty days. Also excluded are shares owned by Michael
     R. Williams which are subject to an agreement with Mr. Sabbah relating to voting. See "Certain Relationships and Related Transactions." In addition, Mr. Williams' shares securing a loan by Mr. Sabbah to Mr. Williams (and interest thereon which may be payable in shares at Mr. Sabbah's option) are excluded.

     (5) Mr. Robinson's wife owns 1,000 shares. Mr. Robinson disclaims any beneficial ownership of these shares.

     (6) Includes 252,145 shares owned directly by Mr. Gagon and 39,167 shares issuable upon the exercise of currently exercisable stock options. Mr. Gagon is president of a subsidiary of the Company.

     (7) The number of shares indicated as owned by Mr. Brooks includes 818,794 owned directly by Mr. Brooks and 162,500 shares issuable upon the exercise of a currently exercisable stock option.



               PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

     A board of five (5) directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

     The following table sets forth for each nominee for election as a director his name, all positions with the Corporation held by him, his principal occupation, his age and the year in which he first became a director of the Corporation.

Nominees       Principal Occupation

Michael R. Williams: Age 45; Director Since 1990
                              Mr. Williams has been an officer
               and director of the Company since October 1990.
               He was also president, founder and majority owner of Interline Natural Gas, a privately-held company acquired by the Company. From 1981 to 1985, Mr. Williams was employed by Quest Energy Corporation as the director of limited partnership drilling funds and was also involved in developing gas markets and negotiating gas sales and purchase agreements. Mr. Williams received his Bachelor of Arts degree in Business Management from Brigham Young University in 1975.

R. LaMar Gagon: Age 51; Director Since 1994
                              Mr. Gagon is vice president and
               founder of the Sandy, Utah based Gagon Mechanical Contractors Incorporated. Gagon is a multi-million dollar industrial/commercial construction company and builds and provides mechanical services to the construction, refinery, mining, government, military and aerospace industries. His responsibilities include financial management, project bidding, negotiations, field operations and design. He studied mechanical engineering at Brigham Young University, after graduating from Utah Technical College.

Maurice D. Sabbah: Age 67; Director Since 1996
                              Mr. Sabbah is Chairman of the Board
               and Chief Executive Officer of Fortress RE, a reinsurance underwriting manager.

Freddy H. Robinson: Age 43; Director Since 1996
                                   Mr. Robinson is Managing
               Partner of Bernard Robinson & Company, LLP, a certified public accounting firm.

Alan Gressel; Age 66: Director Since 1996
                                   Mr. Gressel is president of
               Research Oil Company, a company involved in the collection and disposal of oils and hazardous wastes. Mr. Gressel has served as president of the National Oil Recyclers Association (NORA). He received his Bachelor of Science in Mathematics (Magna Cum Laude) at John Carroll University and conducted graduate work at Case Western Reserve University.

Committees and Meetings

     The Board of Directors held five meetings during the last fiscal year. Mr. Williams and Mr. Gagon were directors of the Company during all of the last fiscal year and the number of Board Meetings attended by each of them is as follows: Michael R. Williams- five meetings and R. LaMar Gagon- five meetings. The Board of Directors also took various actions through unanimous written consent in lieu of meetings of directors. Mr. Sabbah and Mr. Robinson and Mr. Gressel were appointed directors on May 15, 1996.

     The Board of Directors presently has no standing audit, compensation or nominating committee.

Executive Compensation
    The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to the Company's most highly compensated executive officers, other than the CEO, whose annual salary and bonus exceeded $100,000:


                            SUMMARY COMPENSATION TABLE

                                                Long -Term Compensation

              Annual Compensation          Awards             Payouts

(a)              (b)     (c)       (d)      (e)          (f)       (g)          (h)     (i)
                                            Other                                       All
                                            Annual       Restrict  Option/      LTIP    Other
Name and                 ($)       ($)      Compen-      Stock     SAR's        Payouts Compensa-
Principal        Year    Salary    Bonus    sation($)    Awards($) (#)          ($)     tion($)
Position

Michael R.       1995    $198,000  $-0-     $-0-         $-0-        7,500(1)   $-0-    $-0-
Williams         1994    $168,000  $-0-     $-0-         $-0-        7,500(1)   $-0-    $-0-
President, CEO   1993    $168,000  $-0-     $-0-         $-0-      357,000(1)   $-0-    $-0-
Chairman

LaMar Gagon      1995    $100,000  $-0-     $-0-         $-0-       24,167(2)   $-0-    $-0-
Director/        1994    $100,000  $-0-     $-0-         $-0-        7,500      $-0-    $-0-
President, Gagon 1993    $-0-      $-0-     $-0-         $-0-          -0-      $-0-    $-0-

     (1) In August 1993, Mr. Williams was granted an option to purchase 357,500 shares of common stock at a price of $1.08125 per share which was the estimated market price at the time of grant. The option was approved by the Company's shareholders on May 10, 1994. The option was not exercisable until the expiration of six months from the date of shareholder approval. In February 1994, Mr. Williams was granted an option to purchase 7,500 shares of the Company's common stock at a price of $5.65 per share which was the estimated market price at the time of grant. The option was issued pursuant to the Company's 1994 Officer and Director Stock Option Plan and was approved by the Company's shareholders on May 10, 1994. The option was not exercisable until the expiration of six months from the date of shareholder approval. According to the Plan approved by Shareholders, another option to purchase 7,500 shares of common stock was granted March 1, 1995 at $4.50 per share.

     (2) In February 1994, Mr. Gagon was granted an option to purchase 7,500 shares of common stock at a price of $5.65 per share which was the estimated market price at the time of grant. The option was issued pursuant to the Company's 1994 Officer and Director Stock Option Plan and was approved by the Company's shareholders on May 10, 1994. The option was not exercisable until the expiration of six months from the date of shareholder approval. According to the Plan, Mr. Gagon was granted another option to purchase 7,500 shares of common stock on March 1, 1995 at a price of $4.50 per share. Mr. Gagon was granted an option to purchase 16,667 shares of common stock at $4.50 per share pursuant to a stock option grant approved by shareholders on June 15, 1995.

      The Company provides health and life insurance to its employees, including its officers and directors.

Stock Options Granted During 1995
     The following table provides information on grants of stock options during 1995 to the persons named in the Summary
Compensation Table above.

                    OPTION GRANTS IN 1995

                          Individual
                            Grants
(a)                (b)      (c)         (d)        (e)



                            % of Total
                            Options     Exercise
                   Options  Granted to  or Base
                   Granted  Employees   Price     Expiration
Name               (#)      in          ($/Sh.)   Date
                            Fiscal
                            Year


LaMar Gagon       24,167   16.38%       $4.50     2/24/00
Michael R.         7,500    5.08%       $4.50     2/24/00
Williams

Option Values at December 31, 1995

     No options were exercised during 1995 by the persons named in the Summary Compensation Table. The following table provides information on the unexercised options at December 31, 1995 owned by the persons named in the Summary Compensation Table above.


                       AGGREGATE OPTION EXERCISED IN 1995
                       AND YEAR END 1995 OPTION VALUES
(a)                   (b)           (c)        (d)                           (e)
                                               Number of Unexercised         Value of Unexercised
                      Shares                   Options at Year               In-the-money Options
                      Acquired on   Value      End 1995 (#)                  at Year End 1995 ($)(1)
Name                  Exercise      Realized   Exercisable   Unexercisable   Exercisable   Unexercisable

Michael R. Williams   -0-           -0-        372,500(2)    -0-             $1,165,364    -0-
LaMar Gagon           -0-           -0-         31,667(3)    -0-             $-0-          -0-

     (1) An "In-the-Money" stock option is an option for which the market price of the Company's common stock underlying the option on December 31, 1995 exceeded the option price. The value shown represents stock price appreciation since the date of grant. The market price was based upon the closing price of the Company's common stock on the American Stock Exchange Emerging Company Marketplace on December 31, 1995 ($4.375).

     (2) A total of 357,500 of these options were granted in August 1993, 7,500 were granted in February 1994 and another
     7,500 were granted in March 1995 pursuant to the 1994
     Officer and Directors Stock Option Plan.

     (3) 7,500 were granted in February 1994 and another 7,500 were granted March 1995 under the Company's 1994 Officer and Director Stock Option Plan. The remaining 16,667 were granted according to an option grant approved by shareholders on June 15, 1995.


Employment Agreements
     The Company has no written employment agreement with any officers or directors. Michael R. Williams is paid a monthly salary of $16,500 by the Company. R. LaMar Gagon, a director of the Company and the president of Gagon Mechanical Contractors, is paid a monthly salary of $8,333.

Compensation of Directors
     The Company's directors receive no compensation for Board of Directors Meetings attended.

Certain Relationships and Related Transactions
     In connection with the Company's purchase of its corporate offices in Alpine, Utah in 1992, Michael R. Williams executed a personal and individual guarantee agreement for the $250,000 SBA 504 portion of the long-term financing, and Michael R. Williams, Timothy G. Williams and Gearle D. Brooks executed guarantees as individual guarantors of the commercial bank's $562,000 first mortgage.

     Effective December 31, 1993, the Company acquired Gagon Mechanical Contractors, Inc., a Utah corporation owned by R. LaMar Gagon, a director of the Company, and his brother. The Company issued 200,000 shares of its common stock to the two shareholders of Gagon Mechanical Contractors, Inc. in exchange for all of the issued and outstanding shares thereof. Gagon Mechanical Contractors, Inc. is operated as a wholly owned subsidiary of the Company.

     During 1993, the Company borrowed funds from officers' Michael R. Williams, Timothy G. Williams and Gearle D. Brooks. These loans accrued interest at the rate of 6% per annum and were unsecured. The amounts of such loans made by each lender and the amount due and owed by the Company as of December 31, 1995 was as follows:

                              Total Amount             Unpaid as of
     Lender                   of Loans                 12/31/95

     Michael R. Williams      $89,519                   $   -0-
     Timothy G. Williams*     $19,000                   $9,000
     Gearle D. Brooks*        $79,985                   $48,358

     *Mr. Williams and Mr. Brooks are not currently officers or directors of the Company.

     As part of the merger with Interline Natural Gas, the Company issued a total of $300,000 in long-term notes to the shareholders of Interline Natural Gas. The amounts of such notes issued to each shareholder lender and the amount due and owed by the Company as of December 31, 1995 was as follows:

                              Total Amount             Unpaid as of
     Shareholder              of Notes                 12/31/95

     Michael R. Williams      $165,000                  $  -0-
     Timothy G. Williams      $ 60,000                  $  -0-
     Gearle D. Brooks         $ 75,000                  $64,843

    On October 28, 1994, Maurice D. Sabbah and the Company entered into a Common Stock Purchase and Sale Agreement pursuant to which Mr. Sabbah purchased 666,666 shares of common stock of the Company for an aggregate purchase price of $3,000,000. Pursuant to this agreement, Mr. Sabbah has certain rights to require the Company to register his shares under the federal securities laws and his consent is required for certain actions by the Company, including the issuance of common stock or options not meeting the conditions set forth in the agreement.

    On June 30, 1994, Mr. Sabbah purchased a $250,000 10% Senior
Convertible Note from the Company for $250,000. The Note is convertible at any time in whole, but not in part, at Mr.
Sabbah's option, into 67, 750 shares of the common stock of the Company.

     On February 29, 1996, Mr. Sabbah loaned the Company $1,500,000. The loan is evidenced by a 6% Senior Secured Note due August 29, 1996. If there is a default under the 6% Senior Secured Note, then the principal can be converted, at Mr. Sabbah's option, into shares of the Company's common stock at the price of the lesser of $3.20 per share or 80% of the average closing price for the Company's shares for the five consecutive trading days preceding the date of conversion. The note is secured by all of the issued and outstanding stock of certain subsidiaries of the Company, including Interline Energy Services and Gagon Mechanical Contractors.

     Also on February 29, 1996, Mr. Sabbah agreed to extend the maturity dated of the $250,000 10% Senior Convertible Note from due June 30, 1996 was extended until August 29, 1996.

     On May 15, 1996, the Company and Mr. Sabbah entered into a Note and Warrant Purchase Agreement. Pursuant to this Agreement, Mr. Sabbah agreed to lend up to $2,500,000 to the Company. These loans will be evidenced by a 9 1/4% Senior Secured Note due January 15, 1998. Mr. Sabbah will have the right, but not the obligation, to convert all or a portion of the unpaid principal amount of this Note at any time after (i) August 15, 1996 and prior to December 31, 1996 or (ii) the occurrence of an event of default under the Note into shares of common stock of the Company at a price equal to the lesser of (a) $3.12 per Share or
(b) 80% of the average closing price of the Shares for the five trading days preceding the election to convert all or a portion of the loan. The loans are secured by the stock of certain subsidiaries of the Company, including Interline Energy Services and Gagon Mechanical Contractors.

     Pursuant to the Note and Warrant Purchase Agreement, the Company issued to Mr. Sabbah a warrant to purchase an aggregate of 250,000 shares of common stock of the Company at a purchase price of $3.90 per Share, at any time or from time to time until December 31, 1999. The per share is subject to customary anti-dilution adjustments.

     At the time the Note and Warrant Purchase Agreement was executed, the Company also entered into an agreement with Mr. Sabbah pursuant to which the Company agreed to (i) change the size of its Board of Directors to five, (ii) to secure the resignations of two of the then members of the Board and (iii) to appoint Mr. Sabbah and Freddy H. Robinson to the Board immediately and, within ninety days, to appoint to the Board another person designated by the Filing Person who is reasonably acceptable to the Company (collectively, the "Designees").

     In addition, Mr. Sabbah entered into an agreement with Michael R. Williams, President of the Company, pursuant to which Mr. Williams agreed to vote all shares of common stock of the Company he owns or has the power to vote in favor of the election of the Designees at any annual or special meeting of stockholders of the Company and not to vote or execute a written consent in favor of the removal of the Designees or to agree to a change in the size of the Company's Board of Directors. This agreement terminates upon the earlier of the termination of the Note and Warrant Purchase Agreement and August 1, 1999.

RECOMMENDATION OF BOARD OF DIRECTORS
     The Board of Directors recommends a vote FOR all of the above-listed nominees for directors.

PROPOSAL 2:  RATIFICATION AND APPROVAL OF 1995 EMPLOYEE-OFFICER
OPTION
          RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
     Tanner + Co. has served as the Company's independent auditor since 1989. No change of auditors is contemplated. A representative of Tanner + Co. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
OF 1934
     Section 16 of the Securities Exchange Act of 1934 requires the filing of reports for sales and purchases of the Company's common stock made by officers, directors and 10% or greater shareholders. A Form 4 must be filed within 10 days after the end of the calendar month in which a sale or purchase occurred. Based upon review of Forms 4 filed with the Company, the Company believes that all persons required to file reports under Section 16 were current on their filing.

              RIGHTS OF DISSENTING SHAREHOLDERS
     The matters to be considered and acted upon at the Meeting do not create any dissenting shareholders rights under Utah corporation law.

                    STOCKHOLDER PROPOSALS
     Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received by the Company by January
2, 1997 to be considered for inclusion in the proxy statement and form of proxy relating to the 1997 Meeting.

                        ANNUAL REPORT
     The Company's Annual Report for the year ended December 31,
1995, is being mailed to shareholders with this Proxy Statement.

                           GENERAL
     Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

     The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their proposals and obtaining their proxies. A professional proxy solicitor will not be engaged.

     Whether or not you expect to be present at the meeting, please sign the accompanying form of proxy and return it promptly in the enclosed envelope.

                              By Order of the Board of Directors

                              /s/ Michael R. Williams
                              Michael R. Williams
                              President

May 24, 1996

                                     PROXY
                         INTERLINE RESOURCES CORPORATION
                                   June 21, 1996
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Michael R. Williams, CEO and director of Interline Resources Corporation, or any member of the Board of Directors, with power of substitution, to represent and vote on behalf of the undersigned all shares of common stock of Interline Resources Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 21, 1996, at 2:00 p.m. and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the Proxy Statement for the meeting, receipt of which is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1).

     1     ELECTION OF DIRECTORS     FOR all nominees listed       NO AUTHORITY
                                     below (except as marked       to vote for
                                     to the contrary below) ___    all nominees
                                                                   listed below
                                                                   _____

          Michael R. Williams, R. LaMar Gagon, Maurice D. Sabbah,
          Alan Gressel and Freddy H. Robinson

INSTRUCTION:     To withhold authority to vote for any individual nominee
                 write that nominee's name on the space provided below.

                 ___________________________________________________________

     2 IN THEIR DISCRETION, Proxy holders are authorized to vote upon such other business as may properly come before the meeting.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SET FORTH ABOVE.

          Please sign exactly as the name appears on your stock certificate. When shares are held by joint tenants, both should sign. Please return this Proxy in the enclosed envelope.

Dated:                                          Signature:


Number of shares owned:                         Please print name clearly